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                                                                    EXHIBIT 23.3

                       CONSENT OF CESARI AND MCKENNA, LLP

  We hereby consent to the reference to our firm as it appears in this Registration Statement, including the prospectus constituting a part hereof, and any amendments thereof.

                                          CESARI AND MCKENNA, LLP

Boston, Massachusetts
September 16, 1997